EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Tim Clifford	January 22, 2024
Tim Clifford	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eli Jones	January 31, 2024
Eli Jones	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Carol Kaufman	January 23, 2024
Carol Kaufman	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc.,

a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Lumelleau	January 31, 2024
John Lumelleau	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ellen H. Masterson	January 29, 2024
Ellen H. Masterson	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Randall A. Mehl	January 22, 2024
Randall A. Mehl	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Morphy	January 23, 2024
John Morphy	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Latha Ramchand	January 23, 2024
Latha Ramchand	Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in my capacity as a director of Insperity, Inc., a Delaware corporation (the "Company") appoints PAUL J. SARVADI, DOUGLAS S. SHARP and CHRISTIAN CALLENS and each of them, severally, as my true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, to execute, in my capacity as a director of the Company, and to file or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of the undersigned, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Richard G. Rawson	January 23, 2024
Richard G. Rawson	Date